                                   STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER
                                     REGARDING FACTS AND CIRCUMSTANCES RELATING TO
                                                 EXCHANGE ACT FILINGS

I, William T. Dillard, II, state and attest that:

    (1)  To the best of my  knowledge,  based upon a review of the covered  reports of  Dillard's,  Inc.,  and,  except as corrected or supplemented in a subsequent covered report:

    o        no covered report  contained an untrue  statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

    o        no covered report omitted to state a material fact  necessary to make the  statements in the covered  report,  in light of the circumstances  under which they were made,  not  misleading as of the end of the period  covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2)      I have reviewed the contents of this statement with the Company's audit committee.

(3)      In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

    o        the 2001 Annual Report on Form 10-K filed with the Commission of Dillard's, Inc.;

    o        all reports on Form 10-Q,  all reports on Form 8-K and all  definitive  proxy  materials  of  Dillard's,  Inc.  filed with the
                 Commission subsequent to the filing of the Form 10-K identified above; and

    o        any amendments to any of the foregoing.

 /s/ William Dillard II                          Subscribed and sworn to
William T. Dillard, II                           before me this 16 day of
                                                 September, 2002.

9/16/02                                          /s/ Wendy Kurczek
Date                                              Wendy Kurczek
                                                  Notary Public

                                                  My Commission Expires: 8/20/02